UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2022

UNIVERSAL TECHNICAL INSTITUTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4225 E. Windrose Drive, Suite 200, Phoenix, Arizona	85032
(Address of principal executive offices)	(Zip Code)

(623) 445-9500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.0001 per share	UTI	New York Stock Exchange
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

New Secured Revolving Credit Facility.

On November 18, 2022, Universal Technical Institute, Inc., a Delaware corporation (the “Company”), as borrower, and certain of its subsidiaries (collectively with the Company, the “Loan Parties”), entered into a Credit Agreement (“Credit Agreement”) with Fifth Third Bank, a national banking association (the “Lender”). Under the Credit Agreement, the Company obtained a $100.0 million senior secured revolving credit facility (the “Facility”) for a term of three years, unless earlier terminated pursuant to the terms and conditions set forth in the Credit Agreement. The Facility also includes a $20.0 million sub facility that is available for letters of credit.

Interest and Amortization.

The Credit Agreement provides that the revolver will amortize on an interest-only basis during its term with principal able to be borrowed, re-paid and re-borrowed throughout the term of the Facility and with the outstanding principal due and payable at maturity. Advances made under the Facility will bear interest at a floating rate equal to, at the Company’s option, either (a) the Base Rate, which is a variable rate equal to the greater of: (i) 3.5%, or (ii) the rate that the lender publicly announces, publishes or designates from time to time as its index rate or prime rate, or any successor rate thereto, in effect at its principal office, or (b) the Tranche Rate, which is a variable rate equal to the greater of (i) 0%, or (ii) Term SOFR relating to quotations for one (1) or three (3) months, as selected by the Company or as otherwise set pursuant to the terms of the Credit Agreement, as applicable, plus, in the case of any Term SOFR loan, an adjustment equal to 0.10% if the interest period is one (1) month and 0.15% if the interest period is three (3) months. Interest in the case of Tranche Rate loans will be increased by an applicable margin that varies from 1.75% up to 2.25% based on the Company’s then-current total leverage ratio.

Covenants and Other Matters

The Company is subject to certain customary affirmative and negative covenants under the Credit Agreement for financing generally and for the Facility, including financial covenants such as total leverage ratio, a fixed charge coverage ratio, and a quick ratio. In addition, the Company is required to maintain a financial responsibility composite score of at least 1.4 as of the end of the fiscal year ending September 30, 2023 and of at least 1.5 as of the end of any fiscal year thereafter. Lastly, the Facility contains a “clean off” provision, under which the amount outstanding on the Facility may not exceed $20,000,000 for a single thirty (30) consecutive day period during the period commencing on the date of the initial draw under the Facility and ending on the date which falls twenty (20) months thereafter.

Guaranty and Security Agreement.

Concurrent with, and as a condition to, the Facility, the Loan Parties executed a Guaranty and Security Agreement for the benefit of the Lender (the “Guaranty and Security Agreement”), pursuant to which the Loan Parties (a) guaranteed the payment obligations of the Company under the Credit Agreement, and (b) secured the payment obligations of the Company with the assets of the Loan Parties (subject to certain exceptions).

The foregoing descriptions of the Credit Agreement and the Guaranty and Security Agreement do not purport to be complete and are qualified in their entirety by the full text of the Credit Agreement and the Guaranty and Security Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and are incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition.

On November 21, 2022, the Company issued a press release (the “Press Release”) announcing (a) select preliminary, unaudited financial information for the year ended September 30, 2022, (b) its entry into the Credit Agreement, (c) the date that it anticipates closing its acquisition of Concorde Career Colleges, Inc., and (d) the date it plans to release its fiscal 2022 fourth quarter and fiscal year results. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The Press Release is available on the Company’s website.

The information in this Item 2.02, including the information in Exhibit 99.1 attached hereto pertaining to this Item 2.02, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference herein.

The information in this Item 7.01, including the information in Exhibit 99.1 attached hereto pertaining to this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Credit Agreement, dated as of November 18, 2022, by and among Universal Technical Institute, Inc., Fifth Third Bank, National Association, and the other loan parties thereto.

10.2	Guaranty and Security Agreement, dated as of November 18, 2022, by and among Universal Technical Institute, Inc., Fifth Third Bank, National Association, and the other loan parties thereto.

99.1	Press release issued by Universal Technical Institute, Inc. on November 21, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2022	Universal Technical Institute, Inc.

	By:	/s/ Christopher Kevane
	Name:	Christopher Kevane
	Title:	Senior Vice President and Chief Legal Officer

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